                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported):
                                January 24, 2002

                           Wyndham International, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                        1-9320                    94-2878485
   (State or other                 (Commission                (IRS employer
   jurisdiction of                 file number)            identification no.)
   incorporation)

                        1950 Stemmons Freeway, Suite 6001
                               Dallas, Texas 75207
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (214) 863-1000

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Item 5.  Other Events

         On January 24, 2002, Wyndham International, Inc., a Delaware corporation ("Wyndham"), reached an agreement with its lenders under its credit agreement and increasing rate loan agreement to amend such agreements. Such amendments are attached hereto as Exhibit 99.1 and Exhibit 99.2. On January 25, 2002, Wyndham issued a press release, a copy of which is attached hereto as
Exhibit 99.3 and which is hereby incorporated by reference, to announce this agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits

                  The following Exhibits are filed herewith:

                  99.1 Form of Second Amendment and Restatement to the Credit Agreement, dated as of January 16, 2002, by Wyndham and the lenders named therein

                  99.2 Form of Second Amendment and Restatement to the Increasing Rate Note Purchase and Loan
                           Agreement, dated as of January 16, 2002, by Wyndham and the lenders named therein

                  99.3     Press Release

                   [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WYNDHAM INTERNATIONAL, INC.


                                      By: /s/ Richard A. Smith
                                         ---------------------------------------
                                           Richard A. Smith, Executive Vice
                                           President and Chief Financial Officer

Date:  January 28, 2002

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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

99.1* Form of Second Amendment and Restatement to the Credit Agreement, dated as of January 16, 2002, by Wyndham and the lenders named therein

99.2* Form of Second Amendment and Restatement to the Increasing Rate Note Purchase and Loan Agreement, dated as of January 16, 2002, by Wyndham and the lenders named therein

99.3*          Press Release

-----------------
     *  Filed herewith.


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